October 2006

Important General Information

Some of the statements herein are “forward looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, plans, goals and other events which have not yet occurred.  These forward looking statements involve risks and uncertainties, including statements as to:

our future operating results;

our business prospects;

the general volatility of the securities markets in which we invest;

changes in our investment strategies;

availability, terms and deployment of capital;

availability of sufficient opportunities in the alternative investment sector of the portfolio;

changes in our industry, interest rates, interest-rate spreads, the debt securities markets or the general economy;

increased rates of default and/or decreased recovery rates on our investments;

increased prepayments of mortgage and other loans underlying our mortgage-backed or other asset-backed securities;

our expected financings and investments;

the adequacy of our cash resources and working capital; and

the timing of cash flows, if any, from the operations of our portfolio companies.

These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to various risks, uncertainties and other factors.  Our actual results, performance and achievements may differ materially from those expressed or implied by such forward looking statements, as well as from past results.  Many important factors could affect our future results, causing them to differ materially from those expressed or implied in the forward looking statements herein. All future written and oral forward-looking statements relating to us are expressly qualified in their entirety by the above cautionary statements.  New risks and uncertainties arise from time to time, and we cannot predict their effect on us.

All of the statements herein are qualified in their entirety by the risk factor and other disclosures contained in our 2005 Form 10-K and subsequent reports on Form 10-Q. All DFR returns herein reflect reinvestment of earnings. We assume no obligation to update the information herein.

Featured Presenters

Jonathan Trutter, CEO of DFR

Chief Investment Officer of Deerfield Capital Management LLC

Former Managing Director at Scudder Kemper Investments

Rick Smith, CFO of DFR

Dedicated Chief Financial Officer for DFR

Previously Divisional Director of Accounting and Financial Reporting at
JPMorgan Chase retail division

Jim Snyder, Managing Director, Mortgages

Director of Mortgage Investing for DFR

Former Head of Mortgage Group at American Express

RBC – $1.50 per share

UBS – $1.58 per share

Wachovia - $1.53 per share

Dividend Payout – Attractive Current Yield

2nd quarter annualized dividend - $1.52 per share

Current yield on 2nd quarter annualized dividend rate = 11.6%1

LTM 6/30/06 total dividends2 – $1.39 per share

Current yield on LTM dividend rate = 10.6%1

Analyst predictions for 2006 total dividend3

Credit Suisse - $1.53 per share

Deutsche Bank – $1.56 per share

Jefferies - $1.50 per share

Merrill Lynch - $1.59 per share

Capital Appreciation Potential Through Multiple Expansion

Current price to book4 – 1.00x

Average price to book for our peer group5 – 1.69x

Business Model Designed to Protect Downside

There is Money to be Made in DFR Today!

DFR Has Strong Upside Potential

1 Based on closing share price of $13.11 on September 29, 2006.

2 Represents last 4 dividends.  Dividends were paid on 11/21/05, 1/30/06, 5/26/06 and 8/28/06.

3 These predictions are solely those of the analysts and not DFR

4 Based on closing share price of $13.11 on September 29, 2006 and Stockholders’ Equity at June 30, 2006.

5 Based on closing share prices on September 29, 2006.  Peer group in our judgment includes  CSE, KFN, NCT, RSO and SFI.  Source:  Bloomberg

DFR is a diversified financial company
generating attractive returns in a tax
advantaged structure by blending a low risk
mortgage strategy with alternative fixed income
investments, many of which have been
structured exclusively for DFR.

Who We Are: Deerfield Triarc Capital Corp. (NYSE: DFR)

A Better Platform – A “Next Generation”
Financial Company

Diversification into better risk/return assets creates a higher yielding investment

An investment strategy that creates a lower volatility earning stream

More predictable dividends

Less volatility in share price and NAV

Tax advantages not available to traditional financial institutions

Greater regulatory freedom than other financial businesses

No “brick and mortar” expenses result in higher margins, higher returns to shareholders

DFR’s potential advantages include:

DEERFIELD TRIARC Capital Corp					

DEERFIELD TRIARC Capital Corp

Our Unique Positioning Sets Us Apart

YES

YES

YES

YES

NO

YES

Tax Efficient
Structure

1.1x

1.3x

1.8x

1.4x

1.8x

1.0x

Average P/B 2

YES

YES

YES

YES

NO

Efficient, Low
Cost Operating
Structure

YES

YES

YES

YES

NO

YES

YES

Balance Sheet
Flexibility

HIGH

MODERATE

LOW

LOW

MODERATE

LOW

Interest Rate
Exposure

NO

YES

YES

YES

YES

YES

Credit
Infrastucture

NO

NO

YES

YES

YES

YES

Diversification
Across
Industries

NO

NO

NO

NO

MODERATE

YES

Diversification
Across Asset
Classes

NO

YES

YES

YES

YES

Potential to
Create Franchise
Value

NO

YES

YES

YES

YES

YES

Proprietary
Origination
Network

Agency
Mortgage REITs

Residential
Mortgage REITs

Commercial
Mortgage REITs

Business
Development
Companies

Specialty Finance
Companies

NLY, ANH, CMO,
LUM, MFA

AHM, MHL, TMA

ACAS, AINV, ALD,
ARCC, GLAD, MCGC

ACF, CIT,

GMT, NNI

DFR

Tickers

YES

ABR, CSE, GKK,

NCT, SFI, RAS

1

Low, Moderate and High ratings reflect subjective judgments.

2

P/B = Share Price divided by Book Value per Share.

Source:  Bloomberg data as of September 29, 2006

1

DEERFIELD TRIARC
Capital Corp.

DEERFIELD TRIARC
Capital Corp.

A Balanced Approach to Investing

Other
Alternative Assets:

Diversified Portfolio
Designed to
Limit Risks and
Enhance Returns

Real Estate:

Qualifying
Alternative Assets:

1 Targeted returns are estimates and not assurances.  They are based on various assumptions, such as the continuation of historical returns of particular asset classes,  which may prove to be incorrect.

  Targeted Equity Capital
   Allocation:  10-15%

  Targeted ROE:  15%1

  RMBS (AAA Quality)

  CMBS

  Targeted Equity Capital

    Allocation:  35-45%

  Targeted ROE:  8-13%1

  CMBS

  Loans/Mezzanine

  Bank Loans

  Public High Yield Bonds

  Mezzanine / Bridge Loans

  Equity (Preferred & Common)

Targeted Equity Capital

  Allocation:  45-50%

Targeted ROE:  20%+1

Supplemental Financial Information

Net Interest

Net

Net Interest

Net

Net Interest

Net

Income (2)

Return (3)

Income (2)

Return (3)

Income (2)

Return (3)

Net return:

RMBS

13,160

$

0.72%

13,014

$

0.65%

26,174

$

0.68%

Loans held in CLO

1,617

2.20%

1,643

2.28%

3,260

2.24%

ABS held in CDO (5)

1,981

2.61%

945

1.24%

2,926

1.93%

Other alternative assets

7,286

13.06%

6,694

10.81%

13,980

11.93%

  Total net return before

   trust preferred securities

24,044

1.18%

22,296

1.00%

46,340

1.09%

Trust preferred securities

(1,121)

-0.05%

(1,157)

-0.05%

(2,278)

-0.05%

Total net return

22,923

$

1.13%

21,139

$

0.95%

44,062

$

1.04%

Return on

Return on

Return on

Average Net

Average Net

Average Net

Investment

Investment

Investment

Return on average net investment (4):

RMBS

9.46%

8.29%

8.75%

Loans held in CLO

26.95%

27.38%

27.17%

ABS held in CDO (5)

66.03%

31.50%

48.77%

Other alternative assets

13.06%

18.48%

15.92%

     (1)  This table summarizes the more detailed effective rate and net return table found at www.deerfieldtriarc.com, in the Stockholder Information section under

          Presentations and Supplemental Information. Footnote (1) to that table contains important qualifying information about the results shown above.

     (2)  Net interest income excludes all “Other income and gain (loss)” as well as “Expenses” reported in the Company’s Consolidated Statements of Operations.

     (3)  Net return is calculated by dividing Net interest income by the investment Average balance and the return is annualized.

     (4)  Return on average net investment is calculated by dividing the Net interest income by the respective average net investment.  Average net investment is calculated for RMBS and Other alternative assets by taking their investment Average balance less the respective debt Average balance.  Net investment for the Loans held in CLO and ABS held in CDO is their initial equity of $24,000 and $12,000, respectively.  The Return on average net investment is annualized.

     (5)  Return on average net investment for the ABS held in CDO includes certain non-recurring activity during the three months ended March 31, 2006.

                This non-recurring activity had the effect of materially lowering the Interest expense for three months ended March 31, 2006 and the six months ended

                June 30, 2006 for ABS held in CDO.

Three months ended

March 31, 2006

Three months ended

June 30, 2006

Six months ended

June 30, 2006

1

Portfolio Breakdown – Total Invested Assets

($ in Millions)

Fair Value as of June 30, 2006

Loans

Syndicated Bank Loans

1st Lien Loans

2nd Lien Loans

Subordinated Loans

Commercial Real Estate Loans

Asset-Backed Securities

High Yield Bonds

Common and Preferred
Equities

Opportunistic Mortgage
Investments

Credit Default Swaps

Other Investments

1 Includes $75.4 million of interest-only strips, which are not explicitly AAA rated.
2 Does not include $0.4 million of total return swaps and credit default swaps on senior secured bank loans.

Total Alternative

Assets 2

$895.4

Agency RMBS

$6,269.5

72.2%

17.5%

10.3%

Non-Agency AAA

RMBS1

$1,515.9

DEERFIELD
DEERFIELD TRIARC
Capital Corp

DEERFIELD TRIARC
Capital Corp

Mortgages

4 Professionals

Experienced Management and Proprietary Deal Flow
Creates Strong Platform for Growth

$7.8 bn in RMBS
$895.4 mm in Alternative Assets

Leveraged Finance

6 Professionals

Bank Loans

15 Professionals

MBS / ABS

7 Professionals

$13.7 bn AUM, investment manager of 25 CDOs totaling

$11.6 billion1

47 Portfolio Managers and Investment Analysts 2

70 Portfolio Management Support Personnel 2

  Founded in 1993, Deerfield Capital Management is an SEC registered investment advisor, with offices in Chicago, New York and London

1 As of August 1, 2006.  Includes assets held in Access Institutional Loan Fund.

2 As of August 1, 2006.

Real Estate Finance

2 Professionals

Corporates / Government

13 Professionals

Infrastructure – Tested and Proven

Bank
Loans

Real Estate
Finance

Distressed

Leveraged
Finance

Private
Equity

Fixed
Income
Arbitrage

Investment
Grade

ABS

Mortgages

Accounting

Structuring

Compliance

Risk
Management

Operations

Legal

Systems

Deerfield’s REIT
Infrastructure

CDOs

Our Proven Investment Process …

FIRST SCREEN

Acceptable business?        Acceptable industry?

Acceptable structure?        Acceptable pricing?

NEW DEAL

FUNDING

Head Trader

Industry Analyst

Dept. Head /
Group

Industry Analyst

Investment
Decision

Circle Investment

Legal Review

Dept. Head /
Group

INITIAL REVIEW

PRELIMINARY CONSULTATION

DETAILED WORK

INVESTMENT MEETING

LEGAL REVIEW

Review deal offering material

Participates in lenders meeting

Appropriateness for specific portfolios?

Financial modeling and stress testing

Industry analysis                  Develop credit report

Relative value analysis

Final discussion of transaction

Consensus formed

Commitment amount

Outside counsel review of credit agreement

Pledgibility?

Tax Issue?

Our team screened over 1,400 potential transactions since DFR’s inception.

0.3%

0.6%

1.2%

0.5%

0.0%

0.2%

3.9%

7.6%

7.5%

3.5%

1.1%

6.1%

10.6%

8.4%

5.2%

2.2%

1.8%

0.0%

2.0%

4.0%

6.0%

8.0%

10.0%

12.0%

2000

2001

2002

2003

2004

Default Rate

DCM

CSFB Lev. Loan

Moody’s HY

Source:  Deerfield Capital Management LLC.

1 Defaults defined as unapproved missed interest or principal payments; past default rates may not be indicative of future default rates.

   2000 data are starting in April 2000, when Mr. Trutter began his affiliation with Deerfield Capital Management LLC.

1

    Deerfield Capital Management High Yield Loan Default Experience

0.5%

2005

… Has Resulted In Low Loan Default Rates

Proprietary Origination

  DFR has access to a vast array of investment opportunities

  DFR has a large universe of contacts from which to select what it considers the best opportunities

M&A

Boutiques

Investment
Banks

Hedge Funds

Trading
Desks

Financial
Sponsors

Entrepreneurs

Capital
Markets
Desks

Bank
Loans

Mezzanine

High
Yield

Private
Equity

Distressed
Debt

Alternative Investment Deployment

6/30/06 Portfolio

Optimized Portfolio

(12–15 months out)

Equity Deployment

Once optimized, with 45-50% of equity capital deployed in Alternative
Assets, DFR has the potential to generate high teens dividend yield to investors at the current share price

RMBS

74%

24%

Alternative

Qualifying

Alternative

Assets

2%

Qualifying

Alternative

Assets

10-15%

Alternative

45-50%

RMBS

35-45%

MBS Strategy Designed to Reduce Volatility

Interest rate and liquidity risk on MBS portfolio actively managed to limit volatility and preserve capital

$7.5 billion of repos at 6/30/06; agreements with 11 counterparties with weighted average borrowing rate of 5.19%

Partially hedged to reduce net duration on mortgage portfolio to 1 year or less (0.4 years as of August 9th)

Estimated impact on the fair value of our RMBS investments and interest rate swaps at 6/30/06

Assumes rates instantaneously rise or fall by 100 basis points

Assumes no repositioning of portfolio in response to interest rate movement

Change In Interest Rates:

Fall 100 Basis

Points

Rise 100 Basis

Points

(In Thousands)

Net Portfolio Impact

66,562

$

(106,274)

$

Impact as a % of fair value of

RMBS portfolio at 6/30/06

0.85%

-1.37%

Percent of

Weighted

Estimated

Percent

Total

Average

Security Description (1)

Par Amount

Fair Value

of RMBS

Investments

Coupon

Agency RMBS:

   3-1 hybrid adjustable rate

722,304

$

710,946

$

9.1%

8.2%

4.39%

   5-1 hybrid adjustable rate

3,453,750

3,384,669

43.5%

39.0%

4.89%

   7-1 hybrid adjustable rate

163,526

159,233

2.0%

1.8%

4.96%

   10-1 hybrid adjustable rate

433,759

419,467

5.4%

4.8%

5.23%

   15 year fixed rate

126,146

123,761

1.6%

1.4%

5.50%

   30 year fixed rate

1,518,172

1,471,395

18.9%

17.0%

5.70%

Non-Agency AAA-Rated RMBS:

   Hybrid adjustable rate

844,644

835,029

10.7%

9.6%

5.37%

   Fixed rate

639,209

605,469

7.8%

7.0%

5.50%

Other:

    Interest-only strips (2)

201,144

36,159

0.5%

0.5%

n/m

    Interest-only strips - trading (2)

406,803

2,009

0.0%

0.0%

n/m

    Interest-only and principal only strip (2)

75,661

37,223

0.5%

0.4%

n/m

Total RMBS

8,585,118

$

7,785,360

$

100%

89.7%

(In thousands)

The mortgage portfolio is dynamically managed to take advantage of opportunities along the mortgage curve

The portfolio’s exposure to longer-maturity mortgages has increased, as flattened yield curve allows for cost-effective hedging

We remain opportunistic when reinvesting proceeds from prepayments

1 Includes securities classified as both available-for-sale and trading.

2  Interest-only and principal-only strips represent solely the interest or principal portion of a security.  Therefore the par amount reflected should not be used as a comparison to fair value.

n /m -  not meaningful

As of June 30, 2006

Current RMBS Portfolio

IPO June 2005

DFR In Action!

Successful deployment of two separate capital raises; portfolio optimization continues on target

Applied CDO financing in multiple asset classes achieving attractive permanent financing. CDO’s structured and managed by the
experienced professionals at Deerfield

Conservative mortgage strategy dampened portfolio volatility and limited mark to market impact during a volatile period

Solid growth in dividends per share!

$0.40

$0.30

$0.20

$0.10

$0.00

1Q
2005

$0.225

2Q
2005

$0.35

3Q
2005

$0.30

4Q
2005

$0.35

1Q
2006

$0.36

2Q
2006

$0.38

Our Goals

Optimize portfolio by building alternative asset portion to 40% to
45% of invested equity over next 12 to 15 months

Increase proprietary deal flow in the Alternative Asset portion of our investment portfolio

Grow DFR’s exposure to Commercial Real Estate lending

Achieve term funding for significant portion of Alternative Assets held in Wachovia Facility

Continue to generate attractive spread in RMBS portfolio, while maintaining low interest rate sensitivity

Financial Summary

Year Ended

March 31,

June 30,

September 30,

December 31,

December 31,

March 31,

June 30,

2005

2005

2005

2005

2005

2006

2006

Net Interest Income

8,858

$

10,779

$

18,715

$

20,355

$

58,707

$

22,923

$

21,139

$

Net Income

5,897

$

6,849

$

14,081

$

19,094

$

45,921

$

19,163

$

18,164

$

Net Income Per Share - Diluted (1)

0.22

$

0.25

$

0.27

$

0.37

$

1.17

$

0.37

$

0.35

$

Dividends Declared  Per Share

$

0.225

 $             0.35

 $              0.30

 $             0.35

1.23

$

 $             0.36

0.38

$

Estimated REIT Taxable Income

Per Share - Diluted (2)

1.28

$

$               0.41

0.42

$

Book Value (3)

 $

13.16

 $           14.11

 $            13.95

13.50

$

13.50

$

$             13.69

13.13

$

Return on Capital (4)

6.2%

7.1%

7.6%

10.3%

8.1%

10.3%

9.8%

Invested Assets:

RMBS (5)

  $    2,931,626

 $    3,980,658

 $     6,872,966

 $     7,010,870

 $     7,010,870

 $     8,101,936

7,785,360

 $

Alternatives

            212,758

          477,961

           601,123

           743,397

           743,397

           820,219

895,438

Total (6)

 $     3,144,384

 $     4,458,619

 $     7,474,089

 $     7,754,267

 $     7,754,267

 $     8,922,155

 $     8,680,798

     (1)  Net income per share - diluted was calculated for each quarter and year-end on a stand-alone basis.

     (2)  Estimated REIT taxable income per share - diluted is a preliminary calculation, primarily because certain tax accretion calculations of original issue discount on interest-only securities are dependant on factors not yet provided by third parties, and therefore the final taxable income is subject to change.  The per share amount was calculated by using the respective year-end weighted average number of shares outstanding - diluted.

     (3)  Book value per share is calculated by taking stockholders' equity divided by the total outstanding shares.

     (4)  Return on capital is calculated by dividing our net income by the weighted average net equity proceeds raised,

            which represents the proceeds from our initial private placement and initial public offering, net of all underwriter discounts and commissions as well as direct offering costs.

     (5)  RMBS assets include both available-for-sale and trading interest- and principal-only strip securities

     (6)  Excludes credit default swap and total return swap derivatives

Three months ended

Three months ended

(dollars in thousands, except share and per share data)

A Better Platform – A “Next Generation”
Financial Company

Diversification into better risk/return assets creates a higher yielding investment

An investment strategy that creates a lower volatility earning stream

More predictable dividends

Less volatility in share price and NAV

Tax advantages not available to traditional financial institutions

Greater regulatory freedom than other financial businesses

No “brick and mortar” expenses result in higher margins, higher returns to shareholders

DFR’s potential advantages include: